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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                           -------------------------------

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           June 18, 1999
                                                   ---------------------------

                               MANDALAY RESORT GROUP
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               (Exact Name of Registrant as specified in its charter)


          Nevada                         1-8570                 88-0121916
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)          Identification No.)


              3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
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                      (Address of Principal Executive Offices)


Registrant's telephone number, including area code     (702) 632-6700
                                                    -------------------

                          CIRCUS CIRCUS ENTERPRISES, INC.
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           (Former Name or Former Address, if Changed Since Last Report)


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                         INFORMATION INCLUDED IN THIS REPORT


ITEM 2.   OTHER EVENTS.

          This report is being filed solely for the purpose of reporting the change of the registrant's name from Circus Circus Enterprises, Inc. to Mandalay Resort Group. The change was effective upon the filing with the office of the Secretary of State of Nevada of a Certificate of Amendment to the registrant's Restated Articles of Incorporation, a copy of which is included as an exhibit to this report. The registrant's Common Stock, which is listed on the New York Stock Exchange and the Pacific Exchange and has been traded under the symbol "CIR," is expected to begin trading under the new symbol "MBG" on Monday, June 21, 1999.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Exhibits

               The following exhibit is filed as part of this report:

               3(i) Certificate of Amendment of Restated Articles of Incorporation of Circus Circus Enterprises, Inc., filed with the office of the Secretary of State of Nevada on June 18, 1999.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MANDALAY RESORT GROUP


Dated: June 18, 1999                    By: MICHAEL S. ENSIGN
                                           -----------------------------
                                           Michael S. Ensign
                                           Chairman of the Board and
                                           Chief Executive Officer


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                                  INDEX TO EXHIBITS


 No.                                  Description
----           ------------------------------------------------------------
3(i)           Certificate of Amendment of Restated Articles of
               Incorporation of Circus Circus Enterprises, Inc., filed with the Office of the Secretary of State of Nevada on June 18, 1999.